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Exhibit 10.3.a



      Amendment dated April 18, 1997 to FMC 1990 Incentive Share Plan (incorporated by reference from Exhibit 10.1 to the Form SE filed on March 26, 1991).

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     Section 7(f)(i) be and it hereby is amended by deleting the parenthetical phrase "(to the extent otherwise exercisable)" and substituting in place thereof the words ",whether or not then exercisable".